UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 19, 2014

COMM 2014-CCRE15 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

German American Capital Corporation
Natixis Real Estate Capital LLC
Jefferies LoanCore LLC
Cantor Commercial Real Estate Lending, L.P.
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-01	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of February 18, 2014, with respect to COMM 2014-CCRE15 Mortgage Trust. The purpose of this amendment is (1) to file the executed versions of the agreements filed as Exhibits 1.1, 4.1, 99.1, 99.2, 99.3, 99.4 and 99.5 to the Form 8-K, (2) to make any clerical and other minor revisions to the versions of Exhibits 1.1, 4.1, 99.1, 99.2, 99.3, 99.4 and 99.5 that were previously filed and (3) to provide certain disclosure relating to the servicing of the Mortgage Loans identified as “Google and Amazon Office Portfolio” and “625 Madison Avenue.”

No other changes have been made to the Original Form 8-K other than the change described above.

Item 1.01. Entry into a Material Definitive Agreement.

On February 19, 2014, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2014 (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, of COMM 2014-CCRE15 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the COMM 2014-CCRE15 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 49 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 64 commercial, multifamily and manufactured housing community properties.

The Mortgage Loans identified as “Google and Amazon Office Portfolio” and “625 Madison Avenue” on Exhibit B to the Pooling and Servicing Agreement (the “Google and Amazon Office Portfolio Mortgage Loan” and the “625 Madison Avenue Mortgage Loan”, respectively), are assets of the Issuing Entity.  The Google and Amazon Office Portfolio Mortgage Loan is part of a loan combination (the “Google and Amazon Office Portfolio Loan Combination”) that includes the Google and Amazon Office Portfolio Mortgage Loan and three other pari passu loans which are not assets of the Issuing Entity (the “Google and Amazon Office Portfolio Pari Passu Companion Loans”).  The 625 Madison Avenue Mortgage Loan is part of a loan combination (the “625 Madison Avenue Loan Combination”) that includes the 625 Madison Avenue Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the “625 Madison Avenue Pari Passu Companion Loan”).  The Google and Amazon Office Portfolio Loan Combination and the 625 Madison Avenue Loan Combination, including the Google and Amazon Office Portfolio Mortgage Loan and the 625 Madison Mortgage Loan, respectively, are being serviced and administered under the pooling and servicing agreement, dated as of January 1, 2014 (the “CCRE14 Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.  The CCRE14 Pooling and Servicing Agreement is attached hereto as Exhibit 99.6.

As disclosed in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on February 19, 2014 (the “Prospectus Supplement”), the terms and conditions of the CCRE14 Pooling and Servicing Agreement applicable to the servicing of the Google and Amazon Office Portfolio Mortgage Loan and the 625 Madison Avenue Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Google and Amazon Office Portfolio Mortgage Loan and the 625 Madison Avenue Mortgage Loan).

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits:

1.1
Underwriting Agreement, dated as of February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc., Jefferies LLC and Natixis Securities Americas LLC.

4.1
Pooling and Servicing Agreement, dated as of February 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association,  as trustee and, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.2	Mortgage Loan Purchase Agreement, dated February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.3	Mortgage Loan Purchase Agreement, dated February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.

99.4	Mortgage Loan Purchase Agreement, dated February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.
99.5
Subservicing Agreement, dated as of February 1, 2014 between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Wells Fargo Bank, National Association, as subservicer.

99.6	Pooling and Servicing Agreement, dated as of January 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capitol Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation By: /s/ Helaine Kaplan Name: Helaine Kaplan Title: President By: /s/ Natalie Grainger Name: Natalie Grainger Title: Vice President

Date:  April 3, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc., Jefferies LLC and Natixis Securities Americas LLC.

4.1
Incorporated by Reference: Pooling and Servicing Agreement, dated as of February 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association,  as trustee and, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.
99.2	Mortgage Loan Purchase Agreement, dated February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.3	Mortgage Loan Purchase Agreement, dated February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.
99.4	Mortgage Loan Purchase Agreement, dated February 10, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.
99.5
Subservicing Agreement, dated as of February 1, 2014 between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Wells Fargo Bank, National Association, as subservicer.

99.6
Incorporated by Reference: Pooling and Servicing Agreement, dated as of January 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capitol Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.